KING WORLD PRODUCTIONS, INC. AND ITS SUBSIDIARIES
              1998 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN


          Section 1. PURPOSE. The purpose of the King World Productions, Inc. and its Subsidiaries 1998 Stock Option and Restricted Stock Purchase Plan (the "Plan") is to promote the interests of King World Productions, Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to selected Employees, Consultants and Non-Employee Directors of the Company to purchase Common Stock of the Company, thereby enhancing the Company's ability to attract, retain, motivate and encourage such persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by awards of Non-Qualified Stock Options, Incentive Stock Options, Restricted Stock and/or Unrestricted Stock.

          Section 2. DEFINITIONS. For purposes of the Plan, the following terms used herein have the following meanings, unless a different meaning is clearly required by the context:

          2.1. "ADMINISTRATOR" means the Board of Directors or any Committees that shall be administering the Plan in accordance with Section 4 hereof.

          2.2. "ANNUAL OPTION" means a Non-Qualified Stock Option automatically granted to a Non-Employee Director on the third business day following each annual meeting of stockholders at which such Non-Employee Director is elected as a Director, including the annual meeting of stockholders at which such Non-Employee Director is initially elected a Director.

          2.3. "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under state corporate laws, federal and state securities laws and the Code.

          2.4. "AWARD" means any award of an Option or Stock under the Plan.

          2.5. "BOARD OF DIRECTORS" means the Board of Directors of the Company.

          2.6. "CHANGE OF CONTROL" means: (A) a majority of the Board of Directors of the Company consists of individuals other than "Incumbent Directors", which term means the members of the Board of Directors on the date the Plan was adopted by the Board of Directors; provided, that any person becoming a Director subsequent to such date whose election or nomination for election was approved by at least two-thirds of the Directors who then comprised

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the Incumbent Directors shall be considered to be an Incumbent Director; (B) the
Company, without the approval of at least two-thirds of the Incumbent Directors, adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; or (C) all or substantially all of the assets or business of the Company and its consolidated subsidiaries are disposed of pursuant to a merger, consolidation, reorganization, share exchange or other transaction (unless the stockholders of the Company, immediately prior to such merger, consolidation, reorganization, share exchange or other transaction, beneficially own, directly or indirectly, more than 50% of all the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company).


          2.7. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          2.8. "COMMITTEE" means any committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          2.9. "COMMON STOCK" means the Common Stock, $.01 par value, of the Company.

          2.10. "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary of the Company to render services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          2.11. "DESIGNATED BENEFICIARY" means the beneficiary designated by a Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

          2.12. "DIRECTOR OPTION" means an Initial Option or an Annual Option.

          2.13. "DIRECTOR" means any member of the Board of Directors.

          2.14. "EMPLOYEE" means any person, including without limitation, an officer or Director of the Company, who, is employed by the Company or any Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall constitute "employment" by the Company.

          2.15. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:


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               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the average between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          2.16. "INCENTIVE STOCK OPTION" means an Option granted to a Participant pursuant to Section 6 (including Section 6.7 thereof) which is intended to meet the requirements of Section 422 of the Code or any successor provision.

          2.17. "INITIAL OPTION" means a Non-Qualified Stock Option automatically granted pursuant to Section 6.8 to a Non-Employee Director on the third business day following his or her initial election to the Board of Directors.

          2.18. "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee of the Company or any Subsidiary of the Company.

          2.19. "NON-QUALIFIED STOCK OPTION" means an Option granted to a Participant pursuant to Section 6 that is not intended to be an Incentive Stock Option.

          2.20. "OPTION" means any Incentive Stock Option or Non-Qualified Stock Option.

          2.21. "PARTICIPANT" means any Employee, Consultant or Non-Employee Director to whom an Award is granted under the Plan.

          2.22. "RESTRICTED PERIOD" means the period of time selected by the Administrator during which shares subject to an Award of Restricted Stock may be repurchased by or forfeited to the Company.



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          2.23. "REPORTING PERSON" means a Participant that is subject to
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2.24. "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under Section 7.

          2.25. "STOCK" means shares of Restricted Stock or Unrestricted Stock.

          2.26. "SUBSIDIARY" shall have the meaning set forth in Section 424(f) of the Code.

          2.27. "UNRESTRICTED STOCK" means shares of Common Stock awarded to a Participant under Section 7 free of any restrictions under the Plan.

          Section 3. COMMON STOCK SUBJECT TO THE PLAN.

          3.1. NUMBER OF SHARES. The total number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed in the aggregate 2,000,000 shares of Common Stock (subject to adjustment as provided in Section
3.3 hereof). The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

          3.2. REISSUANCE. The shares of Common Stock that may be subject to Awards under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Administrator may determine. In the event that any outstanding Option expires, is terminated, forfeited or becomes unexercisable for any reason without having been exercised in full, the shares allocable to the unexercised portion of such Option may again be subject to an Award under the Plan, subject, in the case of Incentive Stock Options, to any limitation required by the Code. If any shares of Common Stock issued or sold pursuant to a Stock award or the exercise of an Option shall have been repurchased by the Company, then such shares shall not again be available for future grant or award under the Plan.

          3.3. STOCK DIVIDENDS, ETC. In the event that the Administrator, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve or prevent enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator, subject, in the case of Incentive Stock Options, to any limitation required under the Code, may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan,
(ii) the number and kind of shares subject to outstanding Awards, (iii) the award, exercise or conversion price with respect to any of the foregoing and
(iv) the maximum number of shares which may be the subject of Awards to any one employee under the Plan (subject to any requirements of Section 162(m) of the



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Code). If considered appropriate, the Administrator may cause the number of shares subject to any Award always to be a whole number.

          The Administrator may make Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing company with the Company or a Subsidiary or parent company of the Company or the acquisition by the Company or any such Subsidiary or parent company of the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Administrator deems appropriate under the circumstances.

          Section 4. ADMINISTRATION OF THE PLAN.

          4.1. PROCEDURE.

          (a) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Participants.

          (b) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting of two or more Non-Employee Directors who qualify as "outside directors" within the meaning of such Section.

          (c) RULE 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (d) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (i) the Board of Directors or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          4.2. POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific powers delegated by the Board of Directors to such Committee, the Administrator shall have the authority, in its discretion:

          (a) to determine the Fair Market Value of the Common Stock, in accordance with Section 2.15 of the Plan;

          (b) to select the Employees and Consultants to whom Awards may be granted hereunder;



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          (c) to determine whether and to what extent awards of Options and
     Stock, or any combination thereof, are granted hereunder;

          (d) to determine the number of shares of Common Stock to be covered by each Award made hereunder;

          (e) to determine the amount (not less than par value per share) and the form of the consideration that may be used to purchase shares of Common Stock pursuant to any Stock award or upon exercise of any Option (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to exercise an Option);

          (f) to approve forms of agreements for use under the Plan;

          (g) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including without limitation, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (h) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (i) to construe and interpret the terms of the Plan:

          (j) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (k) to modify or amend the terms of any Award;

          (l) to accelerate vesting periods with respect to outstanding Options and the end of Restricted Periods with respect to Stock Awards; provided, however, that any Incentive Stock Options may only be"accelerated" in accordance with Section 424(h) of the Code;

          (m) to authorize any person to execute on behalf of the Company any instrument required to effect any Award granted by the Administrator; and

          (n) to exercise all other powers granted to the Administrator under the Plan and make all other determinations deemed necessary or advisable for administering the Plan.



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          4.3. EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's
decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Options or Stock awarded under the Plan .

          4.4. EXPENSES, ETC. All expenses and liabilities incurred by the Administrator in the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Administrator shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Award granted thereunder.

          Section 5. ELIGIBILITY. Awards may be granted to any Employee, Consultant or Non-Employee Director. The Administrator shall have the sole authority to select the Employees and Consultants to whom discretionary Awards are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Stock Option, an Incentive Stock Option, Restricted Stock or Unrestricted Stock, or any combination thereof. Non-Employee Directors shall only be eligible to receive Awards pursuant to Section 6.8 of the Plan. No person other than an Employee, Consultant or Non-Employee Director shall have any right to participate in the Plan. Any person selected by the Administrator for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period. The maximum number of shares of Common Stock which may be the subject of Awards granted to any one employee under the Plan during any period of five consecutive fiscal years shall be 1,500,000 shares. For this purpose, the grant of a new Award in substitution for outstanding Awards shall be deemed to constitute a new grant, separate from the original grant that is to be canceled. Incentive Stock Options may be granted only to persons eligible to receive Incentive Stock Options under the Code.

          Section 6. OPTIONS.

          6.1. Subject to the provisions of the Plan, the Administrator may award Incentive Stock Options and Non-Qualified Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

          6.2. EXERCISE PRICE. The Administrator shall establish the exercise price of each Option at the time such Option is awarded. Such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

          6.3. VESTING. Each Option shall be exercisable at such times and subject to such


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terms and conditions as the Administrator may specify in the applicable Option agreement or thereafter. The Administrator may impose such conditions with respect to the exercise of Options, and the disposition of the securities issuable thereunder, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          6.4. PAYMENT. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Administrator at or after the award of the Option, by (a) delivery of shares of Common Stock owned by the optionee, valued at their Fair Market Value on the date of such option exercise, (b) delivery of a promissory note of the optionee to the Company on terms determined by the Administrator, (c) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (d) payment of such other lawful consideration as the Administrator may determine or (e) any combination of the foregoing. In the event an optionee pays some or all of the exercise price of an Option by delivery of shares of Common Stock pursuant to clause (a) above, the Administrator may provide for the automatic award of an Option for up to the number of shares so delivered.

          6.5. TRANSFERABILITY. Each Option granted under the Plan shall provide that neither it nor any interest therein may be transferred, assigned, pledged or hypothecated, by the optionee or by operation of law otherwise than by will, the laws of descent and distribution or a "qualified domestic relations order" (as defined in the Code), and shall be exercised during the lifetime of the optionee only by the optionee or a transferree pursuant to such a "qualified domestic relations order". No Option or interest therein may be or be made subject to execution, attachment or similar process.

          6.6. CANCELLATION AND NEW GRANT OF OPTIONS. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

          6.7. INCENTIVE STOCK OPTIONS. Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:



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               (a) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The exercise period shall not exceed ten years from the date of grant.

               (b) If any Employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock on the date of grant; and

               (ii) The Option exercise period shall not exceed five years from the date of grant.

               (c) For so long as the Code shall so provide, options granted to any Employee under the Plan (and any other incentive stock option plans of the Company or its Subsidiaries) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

               (d) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

               (i) an Incentive Stock Option may be exercised (to the extent exercisable on the date the Participant ceased to be an Employee of the Company or a Subsidiary) within the period of three months after the date the Participant ceases to be an employee of the Company or such Subsidiary (or within such lesser period as may be specified in the applicable option agreement); provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option under the Plan;

               (ii) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be an Employee, the Incentive Stock Option (to the extent otherwise exercisable on the date of death) may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and



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               (iii) if the Participant becomes disabled (within the meaning of
          Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised (to the extent otherwise exercisable on the date of death) within the period of one year after the date of such disability (or within such lesser period as may be specified in the Option agreement). In the event of the Participant's death during this one-year period, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year from the date the Participant became disabled or within such lesser period as may be specified in the applicable Option agreement.

For all purposes of the Plan and any Option granted hereunder, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Treasury Regulations under the Code (or any successor regulations) and (ii) any Option may provide that if such Option shall be assumed or a new Option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation shall be considered for all purposes of such Option to be employment by the Company. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

          6.8. NON-EMPLOYEE DIRECTOR OPTIONS. Director Options shall be automatic and subject to the following additional terms and conditions:

               (a) All Director Options shall be Non-Qualified Stock Options.

               (b) Each person who becomes a Non-Employee Director shall be granted an Initial Option to purchase 10,000 shares of Common Stock on the third business day following his or her first appointment or election as a Non-Employee Director.

               (c) On the third business day following the 1999 annual meeting of the stockholders of the Company and each annual meeting of stockholders thereafter at which a Non-Employee Director is elected or re-elected as a member of the Board of Directors, such Non-Employee Director shall be granted an Annual Option to purchase 3,333 shares of Common Stock; provided, however, that no Annual Option shall be granted to any Non-Employee Director so long as any non-qualified stock option that was granted to such Non-Employee Director pursuant to the 1996 Amended and Restated Stock Option and Restricted Stock Purchase Plan of the Company is unvested.

               (d) The exercise price of each Director Option will be 100% of the Fair Market Value on the date of grant.

               (e) Initial Options shall become exercisable six months after the date of grant and Annual Options shall become exercisable on the date of the next annual meeting of stockholders following the date of grant. The exercise period of Director Options shall be ten years from the date of grant, subject to the following:


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               (i) if a Non-Employee Director ceases to serve as a Director for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Director Option held by such Non-Employee Director at the time he or she ceased to serve as a Director may be exercised only within one month after the date on which such Non-Employee Director ceased to serve as a Director, and only to the extent that such Non-Employee Director could have otherwise exercised such Director Option as of the date on which he or she ceased to serve as a Director; provided, however, that if such Non-Employee Director was subject to a "lock-up" or similar restriction on his or her ability to sell the securities issuable upon the exercise of such Director Option as of the date he or she ceased to serve as a Director or during such one-month period, such one-month period shall be extended by a number of days equal to the number of days that such sale restrictions were in effect;

               (ii) if a Non-Employee Director ceases to serve as a Director by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Director Option held by such Non-Employee Director at the time he or she ceased to serve as a Director may be exercised only within one year after the date on which the Non-Employee Director ceased to serve as a Director, and only to the extent that the Non-Employee Director could have otherwise exercised such Non-Qualified Option as of the date on which he or she ceased to serve as a Director;.

               (iii) if a Non-Employee Director dies while serving as a Non-Employee Director (or within a period of one month after ceasing to serve as a Director for any reason other than "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be a Director by reason of such "disability"), the unexercised portion of any Director Option held by such Non-Employee Director at the time of his or her death may be exercised only within one year after the date of such Non-Employee Director's death, and only to the extent that such Non-Employee Director could have otherwise exercised such Director Option at the time of his or her death; and in such event, such Director Option may be exercised by the Designated Beneficiary of such Non- Employee Director.

               (g) In the event of a "Change of Control" of the Company, any Director Option that had not become exercisable in accordance with Section 6.8(e) prior to such Change of Control shall become exercisable upon the effectiveness of such Change of Control, subject to all other applicable provisions the Plan and the option agreement relating thereto.

               (h) Notwithstanding the appointment of a Committee to administer the Plan, all administrative, interpretive and discretionary powers with respect to Director Options shall be exercised by the Board of Directors, the Non-Employee Directors abstaining.

          Section 7. RESTRICTED AND UNRESTRICTED STOCK.



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          7.1. GENERAL. The Board of Directors may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Administrator for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

          7.2. RESTRICTED STOCK. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Administrator, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board of Directors may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board of Directors, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary.

          7.3. UNRESTRICTED STOCK. The Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Board of Directors, which shall not be lower than 85% of Fair Market Value on the date of sale) Unrestricted Stock to Participants.

          7.4. PAYMENT. The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Administrator and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board of Directors.

          7.5. CERTIFICATES. Stock certificates representing Shares of Restricted Stock or Unrestricted Stock shall bear a legend referring to any restrictions imposed thereon and such other matters as the Administrator may determine.

          7.6. ACCELERATION. The Administrator may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

          Section 8. GENERAL PROVISIONS APPLICABLE TO AWARDS.

          8.1. APPLICABILITY OF RULE 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only with respect to Reporting Persons.



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          8.2. DOCUMENTATION. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Administrator considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

          8.3. ADMINISTRATOR DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Administrator need not treat Participants uniformly.

          8.4. TERMINATION OF STATUS. Subject to the provisions of Section 6, the Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

          8.5. MERGERS, ETC. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition"), the Board of Directors or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board of Directors determines to be appropriate; (ii) upon written notice to Participants, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice; (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options; and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full on or prior to the effective date of such Acquisition.

          8.6. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board of Directors may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board of Directors and give each Participant



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the right to exercise his or her Option as to all or any of the shares subject thereto, including shares as to which the Option would not otherwise be exercisable, or may accelerate the termination of the Restricted Period of any Stock Award.

          8.7. WITHHOLDING. The Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Administrator's discretion, and subject to such conditions as the Administrator may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

          8.8. FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Administrator considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

          8.9. AMENDMENT OF AWARD. The Board of Directors may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Non-Qualified Stock Option; provided that the Participant's consent to such action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

          8.10. CONDITIONS ON DELIVERY OF COMMON STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed; (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with; (iii) if the outstanding Common Stock is at the time listed on any stock exchange or admitted for trading on an automatic quotation system, until the shares to be delivered have been listed or authorized to be listed or quoted on such exchange or quotation system upon official notice of notice of issuance; and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

          Section 9. MISCELLANEOUS



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          9.1. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. The grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          9.2. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

          9.3. EXCLUSION FROM BENEFIT COMPUTATIONS. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

          9.4. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

          9.5. GRANTS EXCEEDING ALLOTTED SHARES. If the shares of Common Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess stock, unless such additional shareholder approval is obtained in a timely manner.

          9.6. EFFECTIVE DATE AND TERM.

               (i) EFFECTIVE DATE. The Plan shall become effective on December 21, 1998, the date of its adoption by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board of Director's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board of Director's adoption of such amendment, any Incentive Stock


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


     Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to the limitations set forth in this Section 9.6, Awards may be made under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

               (ii) TERMINATION. The Plan shall terminate upon the earlier of
(i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Awards under the Plan, or (iii) by action of the Board of Directors. No Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations theretofore granted under the Plan.

          9.7. AMENDMENT OF PLAN. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

          9.8. GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.


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